SEMI-ANNUAL REPORT

March 31, 2002

----------------
GE LIFESTYLE FUNDS

GE ALLOCATION FUNDS

GE CONSERVATIVE ALLOCATION FUND
GE MODERATE ALLOCATION FUND
GE AGGRESSIVE ALLOCATION FUND


                                 [LOGO OMITTED]


[LOGO OMITTED] WE BRING GOOD THINGS TO LIFE.
---------------

                                                              GE LIFESTYLE FUNDS
--------------------------------------------------------------------------------


TABLE OF CONTENTS
------------------------------------------------------

Letter from the President                                                   2

Performance Summary


     GE Conservative Allocation Fund                                        4


     GE Moderate Allocation Fund                                            5


     GE Aggressive Allocation Fund                                          6


     Portfolio Manager's Biography                                          7


NOTES TO PERFORMANCE                                                        7


FINANCIAL STATEMENTS

     Financial Highlights                                                   8


     Statements of Net Assets                                              10


     Statements of Operations                                              13


     Statements of Net Changes in Net Assets                               14


     Notes to Financial Statements                                         15


INVESTMENT TEAM                                                            17


This report has been prepared for the shareholders of the GE LifeStyle Funds. It is not authorized for use as an offer of sale, or a solicitation of an offer to buy, the GE LifeStyle Funds unless accompanied or preceded by the current Prospectus of the GE LifeStyle Funds and the current Prospectus of the underlying GE Funds.

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Attached is the semiannual report for the GE LifeStyle Funds for the six-month period ended March 31, 2002. Please take a few minutes to read this letter for insights into the investment markets over the past six months and our outlook for the rest of the fiscal year. We also offer some perspectives to help you plan for the future. For more specific information about the performance of your fund, please refer to the portfolio manager's commentary and the fund specific data you'll find in this report.

MARKET OVERVIEW
The period began (on October 1, 2001) at one of the most challenging times in recent history for the country. The tragic events of September 11th were still fresh in our minds, and that had an impact on many aspects of Americans' lives. The equity markets were just coming off a dramatic sell off that occurred in the wake of the terrorist attacks. But the situation quickly improved. In the closing months of 2001, equity markets surged, and recovered much of the ground they lost earlier in the year.

Although many were initially fearful that the fallout from September 11th would include an extended economic decline, the facts proved otherwise. The markets showed renewed confidence in the economy, and that played a role in driving investor optimism during the rebound. Consumer spending, after pausing briefly in September, resumed its strength in October, boosted in part by special incentives on automobile loans that spurred significant buyer activity in the car market. Further efforts to boost the economy were made by the Federal Reserve, which continued to cut short-term interest rates through December. That helped keep interest rates in check, which made it easier for consumers to borrow money for major expenditures.

After moving higher for three consecutive months to close out 2001, equity markets stepped back again in the early weeks of 2002. Investors appeared to want clearer confirmation that the economy would improve to the point that it would be reflected in corporate profits. In addition, other issues started to come into play, including growing ramifications of the demise of previously high-flying companies like Enron and Global Crossing and increasing tensions in the Middle East.

In January and February, nearly all markets moved in a negative direction. That trend continued for the technology-heavy NASDAQ Composite Index in March, although stocks in the Standard & Poor's 500 Index responded more favorably. Investors continued to have qualms about the lack of activity in business spending, particularly on technology equipment and services. Overall, smaller and mid-cap stocks performed better than large-cap issues. That provided some optimism about the longer-term direction of the market. So did the fact that a broad range of industries and sectors posted positive performance as the six-month period came to a close. For the six months, the Dow Jones Industrial Average and the Standard & Poor's 500 Index rose 17.6% and 11.0%, respectively, while the NASDAQ Composite Index climbed 23.1%.

Although they were working from a base of historically low yield levels to begin the fiscal year, bond markets managed to hold their own in the early months, as many investors were concerned that the economic slowdown would persist. But in late October, interest rates began to move higher on longer-term bonds as investors anticipated a better economic environment. That trend occurred again in March, creating a more challenging environment for bond investors (rising interest rates reduce bond values). Over the six month period, yields on 30-year Treasury bonds jumped from 5.43% at the start of trading in October to 5.80% at the end of March. In that same time, yields on 10-year Treasury securities rose even more dramatically, from 4.59% to 5.39%. Any positive return in the bond market was generated by bond yields, as capital appreciation opportunities were difficult to come by.

Overseas markets enjoyed improved performance in the closing months of 2001. The picture was more mixed through the beginning of 2002. Developed markets in Europe began 2001 rather flat, while Japan enjoyed a mild rally. Emerging market stocks generated the most impressive performance over the six-month period. With more encouraging signs arising about an improved economic environment, a number of these countries saw their markets flourish during the period.

MARKET OUTLOOK
The main debate in the investment markets today is not whether the economies of the U.S. and other major nations will improve, but just how durable and strong the recovery will be. The answer is far from clear at this time, although it appears that the level of spending by the American consumer is likely to be an important influence. Also, the unrest that has developed in the Middle East and could be festering in other parts of the world continues to add a sense of unease to the markets. Typically, markets tend to struggle in an uncertain environment, and this is likely to result in continued volatility. The Federal Reserve has started the new year firmly entrenched on the sidelines. It is likely that the Fed is done with the rate cutting process begun early in 2001. Most anticipate that the next move for short-term interest rates will be higher, but the timing of such a decision by the Fed is hard to predict and is dependent on just how strong the recovery is likely to be. The Fed wants to keep inflation in check, but so far, there has been little

--------------------------------------------------------------------------------

threat of a major upturn in the cost of living. While the bond market is likely to have to confront a general upward trend in interest rates, we think opportunities exist in specific segments of the market. Foreign equity markets are likely to perform in line with expectations for economic improvement. The stronger the recovery, the better the performance for overseas stocks, but we also anticipate that a volatile environment will continue.

KEEPING THE RIGHT PERSPECTIVE
The investment environment has changed significantly in recent times. After we experienced such tremendous results, particularly from the equity markets in the 1990s, the new millennium has started on an entirely different note. The stock market declined for two consecutive calendar years (2000 and 2001) for the first time since the mid-1970s. The U.S. economy has experienced its first recession in ten years, although it was quite mild by historical standards. The great technology boom of the past decade has ended. And to top it off, America finds itself in the midst of a war on terrorism. In the short-term at least, there seems to be many reasons to be pessimistic.

But our long-term view remains positive. America's economy is poised for continued growth, and we believe it will benefit from ongoing technological innovation. You should also keep in mind that despite a number of recent blows, the nation continues to show financial resilience. Stocks and bonds have proven over decades that they can generate attractive long-term returns, despite suffering through periods of short-term market swings. Keep these facts in mind as we struggle with the market's current volatile state.

Please remember that all of us at GE LifeStyle Funds remain committed to doing all we can to capitalize on today's investment opportunities. Even through the greatest obstacles the market can throw at us, we are prepared to do what it takes to generate competitive returns for your portfolio.

Sincerely,

/s/ signature


Michael J. Cosgrove
Chairman, GE LifeStyle Funds

April 19, 2002


MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER-GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

GE CONSERVATIVE ALLOCATION FUND                  PERFORMANCE SUMMARY (unaudited)
--------------------------------------------------------------------------------


-------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
-------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS]

                         GE Conservative
                         Allocation Fund         Composite Index**
12/31/98                   10,000.00                 10,000.00
3/99                       10,160.00                 10,104.40
                           10,390.00                 10,363.26
9/99                       10,270.00                 10,242.71
                           11,002.56                 10,953.11
3/00                       11,258.67                 11,217.09
                           11,248.43                 11,161.92
9/00                       11,279.16                 11,213.04
                           11,499.95                 11,143.40
3/01                       11,189.72                 10,723.26
                           11,392.97                 10,996.98
9/01                       10,943.67                 10,483.26
                           11,439.57                 10,991.95
3/02                       11,522.72                 11,044.71


PORTFOLIO ALLOCATION TO FUNDS AT 3/31/02*
--------------------------------------------------------------------------------

                                           Target     Actual
                                           ------     ------
GE Fixed Income Fund                       53.0%       52.9%
GE U.S. Equity Fund                        28.0%       27.9%
GE International Equity Fund               12.0%       11.9%
GE Small-Cap Value Equity Fund              5.0%        5.1%
Other                                       2.0%        2.2%
--------------------------------------------------------------------------------
Total                                     100.0%      100.0%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
From December 31, 1998 (inception) through March 31, 2002
--------------------------------------------------------------------------------

                                       Six      One     Three    Since
                                      Months    Year     Year   Inception
--------------------------------------------------------------------------------

GE Conservative Allocation Fund        5.29%    2.98%    4.28%    4.46%
Composite Index**                      5.36%    3.00%    3.01%    3.10%
LB Aggregate Bond Index                0.14%    5.35%    6.49%    5.82%
S&P 500 Index                         11.00%    0.21%   (2.55)%  (0.89)%
MSCI EAFE Index                        7.52%   (8.67)%  (5.39)%  (4.58)%
Russell 2000 Index                    25.99%   14.12%    9.92%    7.25%
90 Day T-Bill                          0.92%    2.66%    4.50%    4.50%
--------------------------------------------------------------------------------

The GE Conservative Allocation Fund increased 5.29% for the six-month period ended March 31, 2002. The Fund slightly underperformed its Composite Index, which gained 5.36% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, conservative investment strategy. The Fund is structured with a conservative weighting in equities relative to fixed income. Approximately 45% of the Fund is allocated to equities. U.S. Equities account for 33% of the Fund, with 28% allocated to core equity and 5% to small-cap equities. Core international equities comprise 12% of the Fund. Approximately 55% of the Fund is allocated to fixed income securities. Core fixed income accounts for 53% of the Fund and the balance is allocated to cash & cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Lehman Brothers Aggregate Bond Index, and the 90 Day T-Bill.

The Fund's relative performance compared to its composite index was due to positive results in U.S. and International equities. More than half of the Fund is allocated to fixed income. The Fund's fixed income securities were negatively affected in the final quarter of 2001 by a position in Enron Corporation. Total return benefited from favorable sector allocations, particularly an overweight position in residential and commercial mortgage-backed issues. Favorable security selection within the mortgage-backed sectors also added to Fund performance. The U.S. Equity markets posted positive gains during this period. The Fund outperformed its composite index in the core U.S. equity stock by effective stock selection and industry allocation within the technology and capital goods sectors, but underperformed the composite in U.S. small-cap equity stocks due to lower relative returns in the consumer discretionary, producer durables and health care sectors. The international markets were mixed during the period. The international equity portion of the Fund contributed to the positive return of the Fund from a strong weighting in emerging markets, which have been the top performers of late, and effective stock selection in Japan. The next few months will be challenging as we seek attractively priced stocks of companies that can offer cash earnings growth in a world poised on the brink of economic recovery.

* As a percentage of net assets
**The Composite Index is derived by applying each underlying fund's target allocations to the results of the benchmark index for each of those underlying GE Funds.
See Notes to Performance.
Past performance is no guarantee of future results.

GE MODERATE ALLOCATION FUND                      PERFORMANCE SUMMARY (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS]

                       GE Moderate
                    Allocation  Fund    Composite Index**
12/31/98                10,000.00         10,000.00
3/99                    10,240.00         10,159.13
6/99                    10,600.00         10,680.17
9/99                    10,390.00         10,444.35
12/99                   11,475.80         11,564.25
3/00                    11,761.17         11,866.90
6/00                    11,608.29         11,655.16
9/00                    11,465.61         11,542.19
12/00                   11,497.40         11,154.57
3/01                    10,948.88         10,470.26
6/01                    11,250.03         10,864.33
9/01                    10,335.83         9,829.15
12/01                   11,084.27         10,641.76
3/02                    11,210.23         10,772.68


PORTFOLIO ALLOCATION TO FUNDS AT 3/31/02*
--------------------------------------------------------------------------------

                                          Target      Actual
                                          ------      ------
GE U.S. Equity Fund                        34.0%       33.6%
GE Fixed Income Fund                       28.0%       28.1%
GE International Equity Fund               16.0%       15.9%
GE Small-Cap Value Equity Fund             12.0%       12.3%
GE High Yield Fund                          5.0%        5.0%
GE Emerging Markets Fund                    3.0%        3.0%
Other                                       2.0%        2.1%
--------------------------------------------------------------------------------
Total                                     100.0%      100.0%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
From December 31, 1998 (inception) through March 31, 2002
--------------------------------------------------------------------------------

                                       Six      One     Three     Since
                                      Months    Year     Year   Inception
--------------------------------------------------------------------------------

GE Moderate Allocation Fund            8.46%    2.39%    3.06%    3.58%
Composite Index**                      9.60%    2.89%    1.97%    2.32%
S&P 500 Index                         11.00%    0.21%   (2.55)%  (0.89)%
LB Aggregate Bond Index                0.14%    5.35%    6.49%    5.82%
MSCI EAFE Index                        7.52%   (8.67)%  (5.39)%  (4.58)%
Russell 2000 Index                    25.99%   14.12%    9.92%    7.25%
CS First Boston High Yield Index       8.31%    3.35%    1.46%    1.86%
MSCI EMF Index                        41.05%   14.91%    3.71%    7.22%
90 Day T-Bill                          0.92%    2.66%    4.50%    4.50%
--------------------------------------------------------------------------------

The GE Moderate Allocation Fund increased 8.46% for the six-month period ended March 31, 2002. The Fund underperformed its Composite Index, which gained 9.60% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, moderate investment strategy. The Fund is structured with a moderate weighting in equities relative to fixed income. Approximately 65% of the Fund is allocated to equities. U.S. Equities account for 46% of the Fund, with 34% allocated to core equity and 12% to small-cap equities. Core international equities comprise 19% of the Fund, with 16% in core international and 3% in emerging market equities. Approximately 35% of the Fund is allocated to fixed income securities. The fixed income weighting includes 28% in core fixed income, 5% in high yield securities, and the balance of the Fund in cash & cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Lehman Brothers Aggregate Bond Index, and the 90 Day T-Bill.

The Fund's relative performance compared to its composite index was due to positive results in U.S. and International equities. The U.S. Equity markets posted positive gains during this period. The Fund outperformed its composite index in the core U.S. equity stock by effective stock selection and industry allocation within the technology and capital goods sectors, but underperformed the composite in U.S. small-cap equity stocks due to lower relative returns in the consumer discretionary, producer durables and health care sectors. The international markets were mixed during the period. The international equity portion of the Fund contributed to the positive return of the Fund from a strong weighting in emerging markets, which have been the top performers of late, and effective stock selection in Japan. The next few months will be challenging as we seek attractively priced stocks of companies that can offer cash earnings growth in a world poised on the brink of economic recovery. More than half of the Fund is allocated to fixed income. The Fund's fixed income securities were negatively affected in the final quarter of 2001 by a position in Enron Corporation. Total return benefited from favorable sector allocations, particularly an overweight position in residential and commercial mortgage-backed issues. Favorable security selection within the mortgage-backed sectors also added to Fund performance.

* As a percentage of net assets
**The Composite Index is derived by applying each underlying fund's target allocations to the results of the benchmark index for each of those underlying GE Funds.
See Notes to Performance.
Past performance is no guarantee of future results.

GE AGGRESSIVE ALLOCATION FUND                    PERFORMANCE SUMMARY (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS AS FOLLOWS]

                GE Aggressive
               Allocation Fund     Composite Index**

12/31/98          10,000.00           10,000.00
3/99              10,340.00           10,175.90
                  10,870.00           10,927.26
9/99              10,560.00           10,589.59
                  12,021.66           12,067.53
3/00              12,325.49           12,428.09
                  12,041.91           12,076.65
9/00              11,788.72           11,835.99
                  11,713.97           11,192.83
3/01              10,920.34           10,286.08
                  11,343.61           10,802.65
9/01              10,073.80            9,348.81
                  11,070.93           10,398.29
3/02              11,234.38           10,586.75

PORTFOLIO ALLOCATION TO FUNDS AT 3/31/02*
--------------------------------------------------------------------------------

                                           Target     Actual
                                           ------     ------
GE U.S. Equity Fund                        38.0%       37.5%
GE Small-Cap Value Equity Fund             20.0%       20.3%
GE International Equity Fund               19.0%       19.4%
GE Fixed Income Fund                        9.0%        8.6%
GE High Yield Fund                          7.0%        6.8%
GE Emerging Markets Fund                    5.0%        5.0%
Other                                       2.0%        2.4%
--------------------------------------------------------------------------------
Total                                     100.0%      100.0%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
From December 31, 1998 (inception) through March 31, 2002
--------------------------------------------------------------------------------

                                        Six     One     Three      Since
                                       Months   Year     Year    Inception
--------------------------------------------------------------------------------

GE Aggressive Allocation Fund          11.52%    2.88%    2.80%    3.65%
Composite Index**                      13.24%    2.92%    1.33%    1.77%
S&P 500 Index                          11.00%    0.21%   (2.55)%  (0.89)%
Russell 2000 Index                     25.99%   14.12%    9.92%    7.25%
MSCI EAFE Index                         7.52%   (8.67)%  (5.39)%  (4.58)%
LB Aggregate Bond Index                 0.14%    5.35%    6.49%    5.82%
CS First Boston High Yield Index        8.31%    3.35%    1.46%    1.86%
MSCI EMF Index                         41.05%   14.91%    3.71%    7.22%
90 Day T-Bill                           0.92%    2.66%    4.50%    4.50%
--------------------------------------------------------------------------------

The GE Aggressive Allocation Fund increased 11.52% for the six-month period ended March 31, 2002. The Fund underperformed its Composite Index, which gained 13.24% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, aggressive investment strategy. The Fund is structured with an aggressive weighting in equities relative to fixed income. Approximately 65% of the Fund is allocated to equities. U.S. Equities account for 46% of the Fund, with 34% allocated to core equity and 12% to small-cap equities. Core international equities comprise 19% of the Fund, with 16% in core international and 3% in emerging market equities. Approximately 35% of the Fund is allocated to fixed income securities. The fixed income weighting includes 28% in core fixed income, 5% in high yield securities, and the balance of the Fund in cash & cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Lehman Brothers Aggregate Bond Index, and the 90 Day T-Bill.

The Fund's relative performance compared to its composite index was due to positive results in U.S. and International equities. The U.S. Equity markets posted positive gains during this period. The Fund outperformed its composite index in the core U.S. equity stock by effective stock selection and industry allocation within the technology and capital goods sectors, but underperformed the composite in U.S. small-cap equity stocks due to lower relative returns in the consumer discretionary, producer durables and health care sectors. The international markets were mixed during the period. The international equity portion of the Fund contributed to the positive return of the Fund from a strong weighting in emerging markets, which have been the top performers of late, and effective stock selection in Japan. The next few months will be challenging as we seek attractively priced stocks of companies that can offer cash earnings growth in a world poised on the brink of economic recovery. More than half of the Fund is allocated to fixed income. The Fund's fixed income securities were negatively affected in the final quarter of 2001 by a position in Enron Corporation. Total return benefited from favorable sector allocations, particularly an overweight position in residential and commercial mortgage-backed issues. Favorable security selection within the mortgage-backed sectors also added to Fund performance.


* As a percentage of net assets
**The Composite Index is derived by applying each underlying fund's target allocations to the results of the benchmark index for each of those underlying GE Funds.
See Notes to Performance.
Past performance is no guarantee of future results.

GE LIFESTYLE FUNDS                                 PORTFOLIO MANAGER'S BIOGRAPHY
--------------------------------------------------------------------------------

Performance Summaries on the preceding pages are presented by Eugene K. Bolton, Executive Vice President, GE Asset Management.

Gene Bolton is the portfolio manager of GE Allocation Funds. As the Chairman of the Asset Allocation Committee at GE Asset Management, Gene works closely with the portfolio managers of the underlying GE Funds. He is responsible for managing GEAM's U.S. Equity Operation and also personally manages the US Equity Select Strategy. Gene joined GE in 1964 and, after completing GE's Financial Management Program, held a number of financial and strategic planning positions in the U.S. and Europe. His experience includes assignments with GE's Medical Systems and Major Appliance businesses as well as Corporate Finance. Joining GE Asset Management in 1984 as Chief Financial Officer, he moved to equities as a Portfolio Manager in 1986 and managed a GE Pension Fund portfolio through 1991 when he was named to his present position. Gene is a trustee of the GE Pension Trust and GE's Employee Savings Plan as well as chairman of GEAM's Asset Allocation committee. He is also a trustee of Rensselaer Polytechnic Institute and chairman of their investment committee, a trustee of the Investment Management Workshop, and a past member of the New York Stock Exchange Pension Advisory Committee. Gene is a graduate of Mundelein College with a BA degree in Business and Management.



NOTES TO PERFORMANCE (unaudited)
--------------------------------------------------------------------------------

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Past performance is not indicative of future results of a Fund. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The Adviser has voluntarily agreed to waive and/or bear certain fees and expenses of both the Funds and the underlying GE Funds. Without these provisions, the performance returns would have been lower. These provisions may be renewed or discontinued in the future.

The Standard & Poor's ("S&P") 500 Composite Stock Price Index (S&P 500), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) and the Credit Suisse First Boston Global High Yield Index (CS First Boston High Yield) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. The MSCI EAFE is a composite of 913 foreign securities traded in 21 developed markets representing Europe, Australasia and Far East. The LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. The CS First Boston High Yield is a composite of below investment-grade corporate bonds issued in the United States. The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

Total returns for the Composite Index are derived by applying each underlying Fund's target allocations to the results of the corresponding benchmarks for the domestic equity market, the S&P 500 and the Russell 2000; for the international equity market, the MSCI EAFE and the MSCI EMF; and for the fixed income bond market, the LB Aggregate Bond and the CS First Boston High Yield; and for cash and cash equivalents, the 90 Day T-Bill.

FINANCIAL HIGHLIGHTS
Selected data based on a share outstanding throughout the period indicated

-------------------------------------------------------------------------------------------------------------------
                                                                            GE Conservative
                                                                               Allocation
                                                                                  Fund

                                                       3/31/02        9/30/01         9/30/00       9/30/99(a)
-------------------------------------------------------------------------------------------------------------------
Inception date                                            --             --              --          12/31/98

Net asset value, beginning of period                   $10.23         $ 11.01         $  10.27         $10.00
Income (loss) from investment operations:
Net investment income                                    1.28            0.63             0.37           0.13
Net realized and unrealized gains (losses)
   on investments                                       (0.75)          (0.93)            0.63           0.14

-------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations           0.53           (0.30)            1.00           0.27
-------------------------------------------------------------------------------------------------------------------

Less distributions from:
   Net investment income                                 0.57            0.39             0.26            --
   Net realized gains                                    0.49            0.09              --             --

-------------------------------------------------------------------------------------------------------------------
Total distributions                                      1.06            0.48             0.26            --
-------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                        $  9.70         $ 10.23         $  11.01         $10.27
-------------------------------------------------------------------------------------------------------------------


TOTAL RETURN (b)                                         5.29%          (2.97)%           9.83%          2.70%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $1,271         $13,256          $39,780        $   841
   Ratios to average net assets:
     Net investment income*                              5.73%           3.62%            3.47%          3.09%
     Net expenses*                                       0.20%           0.20%            0.20%          0.20%
     Gross expenses*                                     0.22%           0.33%            0.36%          2.47%
   Portfolio turnover rate                                 14%             21%              44%           140%
-------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------

(a) Information is for the period December 31, 1998, inception of investment operations, through September 30, 1999.

(b) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Had the adviser not absorbed a portion of expenses of the Funds and of the underlying GE Funds, total returns would have been lower. Total returns are not annualized.

* Annualized for periods less than one year.

-----------------
See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------
                                                                          GE Moderate
                                                                          Allocation
                                                                             Fund

                                                    3/31/02        9/30/01         9/30/00        9/30/99(a)
---------------------------------------------------------------------------------------------------------------
Inception date                                         --             --              --            12/31/98

Net asset value, beginning of period                $ 9.61          $11.25         $  10.39          $10.00
Income (loss) from investment operations:
Net investment income                                 0.28            0.38             0.28            0.08
Net realized and unrealized gains (losses)
   on investments                                     0.52           (1.43)            0.79            0.31
---------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations        0.80           (1.05)            1.07            0.39
---------------------------------------------------------------------------------------------------------------

Less distributions from:
   Net investment income                              0.41            0.31             0.20              --
   Net realized gains                                 0.21            0.28             0.01              --

---------------------------------------------------------------------------------------------------------------
Total distributions                                   0.62            0.59             0.21              --
---------------------------------------------------------------------------------------------------------------

Net asset value, end of period                      $ 9.79          $ 9.61         $  11.25          $10.39
---------------------------------------------------------------------------------------------------------------


TOTAL RETURN (b)                                      8.46%          (9.85)%          10.35%           3.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)         $8,137          $9,718          $19,817          $8,422
   Ratios to average net assets:
     Net investment income*                           5.57%           3.01%            2.49%           1.98%
     Net expenses*                                    0.20%           0.20%            0.20%           0.20%
     Gross expenses*                                  0.21%           0.46%            0.49%           0.45%
   Portfolio turnover rate                               8%             24%              53%             18%
---------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                            GE Aggressive
                                                                             Allocation
                                                                                Fund

                                                       3/31/02         9/30/01         9/30/00       9/30/99(a)
----------------------------------------------------------------------------------------------------------------
Inception date                                            --              --              --           12/31/98

Net asset value, beginning of period                    $ 9.52         $ 11.64         $  10.56         $10.00
Income (loss) from investment operations:
Net investment income                                     0.37            0.32             0.18           0.03
Net realized and unrealized gains (losses)
   on investments                                         0.72           (1.94)            1.04           0.53

----------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations            1.09           (1.62)            1.22           0.56
----------------------------------------------------------------------------------------------------------------

Less distributions from:
   Net investment income                                  0.30            0.24             0.13             --
   Net realized gains                                      --             0.26             0.01             --

-----------------------------------------------------------------------------------------------------------------
Total distributions                                       0.30            0.50             0.14             --
-----------------------------------------------------------------------------------------------------------------

Net asset value, end of period                          $10.31         $  9.52         $  11.64         $10.56
-----------------------------------------------------------------------------------------------------------------


TOTAL RETURN (b)                                         11.52%         (14.55)%          11.64%          5.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)             $8,119          $9,719          $26,487         $7,339
   Ratios to average net assets:
     Net investment income*                               7.09%           2.47%            1.43%          0.99%
     Net expenses*                                        0.20%           0.20%            0.20%          0.20%
     Gross expenses*                                      0.21%           0.41%            0.44%          0.61%
   Portfolio turnover rate                                  12%             21%              38%            10%
-----------------------------------------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
---------------------------------------------------------------------------------------------------
GE CONSERVATIVE ALLOCATION FUND
March 31, 2002 (unaudited)
---------------------------------------------------------------------------------------------------
                                                              Number
                                                             of Shares                   Value
---------------------------------------------------------------------------------------------------
Investments -- 100.0%
---------------------------------------------------------------------------------------------------
GE Fixed Income Fund (Class Y)                                 55,702                 $672,328
GE U.S. Equity Fund (Class Y)                                  12,854                  354,398
GE International Equity Fund (Class Y)                         11,858                  152,026
GE Small-Cap Value Equity Fund (Class Y)                        4,592                   64,477
GEI Short-Term Investment Fund                                 24,041                   24,041

Total Investments
   (Cost $1,232,153)                                                                 1,267,270
---------------------------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.0%*
---------------------------------------------------------------------------------------------------
Other Assets                                                                             4,071
Liabilities                                                                               (256)
---------------------------------------------------------------------------------------------------
Other Assets and Liabilities                                                             3,815
---------------------------------------------------------------------------------------------------
NET ASSETS-- 100%                                                                   $1,271,085
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Capital paid in                                                                     $2,368,483
Undistributed net investment income                                                    157,412
Accumulated net realized loss                                                       (1,289,927)
Net unrealized appreciation on investments                                              35,117
---------------------------------------------------------------------------------------------------
NET ASSETS                                                                          $1,271,085
---------------------------------------------------------------------------------------------------

Shares outstanding (par value $.001)                                                   131,029
Net asset value per share                                                                $9.70

* Less than 0.1%
--------------------------
See Notes to Financial Statements.

STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------------------
GE MODERATE ALLOCATION FUND
March 31, 2002 (unaudited)
-------------------------------------------------------------------------------------------
                                                      Number
                                                     of Shares                   Value
-------------------------------------------------------------------------------------------
Investments -- 100.0%
-------------------------------------------------------------------------------------------
GE U.S. Equity Fund (Class Y)                          99,211               $2,735,259
GE Fixed Income Fund (Class Y)                        189,470                2,286,899
GE International Equity Fund (Class Y)                100,771                1,291,886
GE Small-Cap Value Equity Fund (Class Y)               71,401                1,002,467
GE High Yield Fund (Class Y)                           62,694                  408,763
GE Emerging Markets Fund (Class Y)                     23,605                  245,019
GEI Short-Term Investment Fund                        163,060                  163,060

Total Investments
   (Cost $8,904,629)                                                         8,133,353
-------------------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.0%*
-------------------------------------------------------------------------------------------
Other Assets                                                                     6,128
Liabilities                                                                     (2,406)
-------------------------------------------------------------------------------------------
Other Assets and Liabilities                                                     3,722
-------------------------------------------------------------------------------------------
NET ASSETS-- 100%                                                           $8,137,075
-------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------
Capital paid in                                                             $9,726,030
Undistributed net investment income                                             78,685
Accumulated net realized loss                                                 (896,364)
Net unrealized depreciation on investments                                    (771,276)
-------------------------------------------------------------------------------------------
NET ASSETS                                                                  $8,137,075
-------------------------------------------------------------------------------------------


Shares outstanding (par value $.001)                                           830,980
Net asset value per share                                                        $9.79

* Less than 0.1%
-----------------
See Notes to Financial Statements.

STATEMENT OF NET ASSETS
----------------------------------------------------------------------------------------------------
GE AGGRESSIVE ALLOCATION FUND
March 31, 2002 (unaudited)
----------------------------------------------------------------------------------------------------
                                                                Number
                                                               of Shares                   Value
----------------------------------------------------------------------------------------------------
Investments -- 100.0%
----------------------------------------------------------------------------------------------------
GE U.S. Equity Fund (Class Y)                                   110,468               $3,045,614
GE Small-Cap Value Equity Fund (Class Y)                        117,174                1,645,127
GE International Equity Fund (Class Y)                          122,624                1,572,033
GE Fixed Income Fund (Class Y)                                   58,026                  700,376
GE High Yield Fund (Class Y)                                     85,091                  554,791
GE Emerging Markets Fund (Class Y)                               39,324                  408,179
GEI Short-Term Investment Fund                                  184,985                  184,985

Total Investments
   (Cost $8,984,196)                                                                   8,111,105
----------------------------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.0%*
----------------------------------------------------------------------------------------------------
Other Assets                                                                               9,869
Liabilities                                                                               (2,191)
----------------------------------------------------------------------------------------------------
Other Assets and Liabilities                                                               7,678
----------------------------------------------------------------------------------------------------

NET ASSETS-- 100%                                                                     $8,118,783
----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------
Capital paid in                                                                      $10,634,757
Undistributed net investment income                                                      181,680
Accumulated net realized loss                                                         (1,824,563)
Net unrealized depreciation on investments                                              (873,091)
----------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $8,118,783
----------------------------------------------------------------------------------------------------

Shares outstanding (par value $.001)                                                     787,666
Net asset value per share                                                                 $10.31


* Less than 0.1%
----------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the period ended March 31, 2002 (unaudited)

------------------------------------------------------------------------------------------------------------------------
                                                   GE Conservative              GE Moderate              GE Aggressive
                                                     Allocation                 Allocation                Allocation
                                                        Fund                       Fund                      Fund
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividends                                       $104,193                   $170,047               $   265,694
      Interest                                          93,276                     86,491                    53,646
------------------------------------------------------------------------------------------------------------------------
   Total income                                        197,469                    256,538                   319,340
------------------------------------------------------------------------------------------------------------------------
   Expenses:
      Advisory and administration fees                   6,734                      8,896                     8,773
      Transfer agent fees                                  466                        326                       322
      Trustees' fees                                       198                        138                       137
------------------------------------------------------------------------------------------------------------------------
   Total expenses before reimbursement                   7,398                      9,360                     9,232
------------------------------------------------------------------------------------------------------------------------
      Less: Expenses reimbursed by
         the Adviser                                      (664)                      (464)                     (459)
------------------------------------------------------------------------------------------------------------------------
      Net expenses                                       6,734                      8,896                     8,773
------------------------------------------------------------------------------------------------------------------------
   Net investment income                               190,735                    247,642                   310,567
------------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      Realized loss on investments                    (809,420)                  (445,564)                 (669,365)
      Change in unrealized appreciation
         on investments                              1,052,637                    958,986                 1,368,824
------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         on investments                                243,217                    513,422                   699,459
------------------------------------------------------------------------------------------------------------------------
   Net increasein net assets
      resulting from operations                       $433,952                   $761,064                $1,010,026
------------------------------------------------------------------------------------------------------------------------


--------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended March 31, 2002 (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                       GE Conservative              GE Moderate              GE Aggressive
                                                         Allocation                 Allocation                Allocation
                                                            Fund                       Fund                      Fund

                                                 Period Ended      Year        Period Ended      Year     Period Ended     Year
                                                   03/31/02       Ended         03/31/02        Ended       03/31/02      Ended
                                                  (Unaudited)    9/30/01       (Unaudited)      9/30/01    (Unaudited)    9/30/01
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
      Net investment income                     $     190,735   $ 1,130,052    $   247,642  $   491,338  $    310,567  $   503,880
   Net realized gain (loss) on investments           (809,420)      141,561       (445,564)    (114,944)     (669,365)  (1,075,199)
      Net increase (decrease) in unrealized
         appreciation/(depreciation) on
         investments                                1,052,637    (1,478,489)       958,986   (1,666,170)    1,368,824   (1,821,004)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) from operations         433,952      (206,876)       761,064   (1,289,776)    1,010,026   (2,392,323)
------------------------------------------------------------------------------------------------------------------------------------
   Distributions to shareholders from:
      Net investment income                          (661,360)   (1,370,123)      (400,416)    (540,000)     (294,598)    (518,000)
      Net realized gains                             (570,264)     (301,724)      (204,324)    (483,133)         --       (564,415)
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                             (1,231,624)   (1,671,847)      (604,740)  (1,023,133)     (294,598)  (1,082,415)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions                   (797,672)   (1,878,723)       156,324   (2,312,909)      715,428   (3,474,738)
------------------------------------------------------------------------------------------------------------------------------------
   Share transactions:
      Proceeds from sale of shares                    237,211     1,923,784        737,474    1,832,349       791,585    2,095,256
      Value of distributions reinvested             1,231,616     1,671,815        604,733    1,023,134       294,599    1,082,413
      Cost of shares redeemed                    (12,656,044)   (28,240,570)    (3,078,977) (10,642,505)   (3,401,939) (16,471,094)
-------------------------------------------------------------- ---------------------------------------------------------------------
      Net (decrease) from share transactions      (11,187,217)  (24,644,971)    (1,736,770)  (7,787,022)   (2,315,755) (13,293,425)
------------------------------------------------------------------------------------------------------------------------------------
   Total (decrease) in net assets                 (11,984,889)  (26,523,694)    (1,580,446) (10,099,931)   (1,600,327) (16,768,163)

NET ASSETS
   Beginning of period                             13,255,974    39,779,668      9,717,521   19,817,452     9,719,110   26,487,273
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                $   1,271,085   $13,255,974     $8,137,075  $ 9,717,521   $ 8,118,783  $ 9,719,110
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income,
   end of period                                $     157,412   $   628,037     $   78,685  $   231,459   $   181,680  $   165,129
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES

Shares sold by subscription                            23,827       178,717         75,064      172,014        78,500      194,170
Shares issued for distributions reinvested            129,236       155,953         63,125       96,159        29,401       98,581
Shares redeemed                                    (1,318,005)   (2,650,748)      (318,060)  (1,018,236)     (340,651)  (1,548,447)
------------------------------------------------------------------------------------------------------------------------------------
Net decreasein fund shares                         (1,164,942)   (2,316,078)      (179,871)    (750,063)     (232,750)  (1,255,696)
------------------------------------------------------------------------------------------------------------------------------------

--------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS
GE LifeStyle Funds ("LifeStyle Funds" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Massachusetts business trust on June 21, 1996, and is authorized to issue an unlimited number of shares. It is currently comprised of six investment funds (each a "Fund" and collectively the "Funds"), three of which are included in a separate annual report. Each Fund operates as a "fund-of-funds" in that it makes investments in a select group of underlying GE Funds ("Underlying Funds") and cash equivalents suited to the Fund's particular investment objective. The objectives of the funds are as follows:

GE Conservative Allocation Fund's investment objective is income and long-term growth of capital. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 38% to 52% of its net assets in equity funds and 48% to 58% in income funds.

GE Moderate Allocation Fund's investment objective is long-term growth of capital with a moderate level of current income. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 55% to 75% of its net assets in equity funds and 25% to 41% in income funds.

GE Aggressive Allocation Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 74% to 91% of its net assets in equity funds and 9% to 22% in income funds.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund as reported on each business day. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Security transactions are accounted for as of the trade date. Capital gain distributions from investments in the Underlying Funds are included in the Statement of Operations in realized gain/loss on investments. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

INVESTMENTS IN FOREIGN MARKETS The Fund is subject to the investment risk associated with an investment in the underlying Funds, some of which may invest in foreign securities. Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of September 30, 2001, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

       Fund                         Amount        Expires
--------------------------------------------------------------------------------

GE Aggressive Allocation Fund       $1,767         2009

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2000 as follows:

        Fund                       Currency        Capital
--------------------------------------------------------------------------------

GE Aggressive Allocation Fund          --         $679,607

NOTES TO FINANCIAL STATEMENTS  March 31, 2002 (unaudited)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS The Funds declare and pay dividends of investment income and net realized capital gains annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Income and capital gain distributions, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

EXPENSES The Funds pay a fee to GE Asset Management Incorporated ("GEAM"), a wholly-owned subsidiary of General Electric Company, for the Funds' advisory and administration services. This fee includes normal operating expenses payable by the Funds, except for fees and expenses of the Trust's independent Trustees, transfer agent fees, brokerage fees and commissions, and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).


3. FEES AND COMPENSATION PAID TO AFFILIATES
ADVISORY AND ADMINISTRATION FEES Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administration fees payable to GEAM for each Fund are calculated at the annual rate of 0.20%.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity to other Funds advised by GEAM. The Trustees receive an annual fee of $48,000 and an additional fee of $500 per Trustees' meeting attended in person and $250 per telephone meeting. These fees are allocated proportionally among all of the Funds served by the Trustees and are based upon the relative net assets of each Fund.

OTHER For the period ended March 31, 2002, the Trust was informed that GE Investment Distributors, Inc., acting as underwriter, did not receive commissions from the sale of the Funds' shares.


4. INVESTMENT TRANSACTIONS
PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of the Underlying Funds, excluding short-term securities, for the period ended March 31, 2002, were as follows:

                                        Purchases          Sales
-------------------------------------------------------------------------------

GE Conservative Allocation Fund       $   826,144      $12,929,157

GE Moderate Allocation Fund               660,664        2,664,100

GE Aggressive Allocation Fund           1,026,079        3,276,052

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 2002, were as follows:

                                                           Net
                           Gross          Gross        Unrealized
                        Unrealized     Unrealized     Appreciation/
                       Appreciation   Depreciation   (Depreciation)
--------------------------------------------------------------------------------
GE Conservative
  Allocation Fund       $  46,024      $  10,907      $   35,117
GE Moderate
  Allocation Fund         123,362        894,638        (771,276)
GE Aggressive
  Allocation Fund         121,515        994,606        (873,091)

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 2002.

5. BENEFICIAL INTEREST
The schedule below shows the number of shareholders each owning 5% or more of a Fund. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company or a retirement plan sponsored by such entities ("GE Affiliates") at March 31, 2002 are:

                        5% or Greater Shareholders
                        --------------------------
                                        % of          % of Fund Held
                           Number     Fund Held      by GE Affiliates*
--------------------------------------------------------------------------------
GE Conservative
  Allocation Fund            5           94%               94%
GE Moderate
  Allocation Fund            5           97%               97%
GE Aggressive
  Allocation Fund            5           98%               98%

Investment activities of these shareholders could have a material impact on these Funds.

*Included in the 5% or Greater Shareholders percentage.

INVESTMENT TEAM
--------------------------------------------------------------------------------

  PORTFOLIO MANAGER
  GE LifeStyle Funds
  Eugene K. Bolton

  PORTFOLIO MANAGERS OF THE
  UNDERLYING FUNDS
  GE INTERNATIONAL EQUITY FUND
  Team led by Ralph R. Layman

  GE SMALL-CAP VALUE EQUITY FUND
  Senior Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg
  Dennison Veru -
     Palisade Capital Management, L.L.C.

  GE HIGH YIELD FUND
  Stephen F. Esser
  Gordon Loery
  Deanne L. Loughnane -
    Morgan Stanley Investment Management Inc.

  GE EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  GE U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  GE FIXED INCOME FUND
  Team led by Robert A. MacDougall

  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, President
  Eugene K. Bolton, EVP, Domestic Equities
  Michael J. Cosgrove, EVP, Mutual Funds
  John J. Walker, EVP, Chief Financial Officer
  Ralph R. Layman, EVP, International Equities
  Alan M. Lewis, EVP, General Counsel and Secretary
  Robert A. MacDougall, EVP, Fixed Income
  Geoffrey R. Norman, EVP, Marketing
  Don W. Torey, EVP, Alternative Investments and Real Estate


  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Asset Management Incorporated

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Michael J. Tansley

  Assistant Treasurers
  Michael M. D'Ambrosio
  Robert Herlihy

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Willkie Farr & Gallagher LLP

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP

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                                       18

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                                       19

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                                       20

Investment Adviser
GE Asset Management Incorporated
3003 Summer Street
Stamford, CT  06905

Distributor
GE Investment Distributors, Inc.
member NASD and SIPC
777 Long Ridge Road
Stamford, CT  06927

www.geassetmanagement.com

[LOGO OMITTED] WE BRING GOOD THINGS TO LIFE.

 E-LSA-2 (3/02)

SEMI-ANNUAL REPORT

MARCH 31, 2002

                                                        ------------------------
                                                              GE LIFESTYLE FUNDS


                                                               GE STRATEGY FUNDS
                                                   GE CONSERVATIVE STRATEGY FUND
                                                       GE MODERATE STRATEGY FUND
                                                     GE AGGRESSIVE STRATEGY FUND


[GE LOGO OMITTED]


[GE LOGO OMITTED]
               WE BRING GOOD THINGS TO LIFE.
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[BLANK PAGE]

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GE LIFESTYLE FUNDS
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TABLE OF CONTENTS
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LETTER FROM THE PRESIDENT ...............................................   2

PERFORMANCE SUMMARY


     GE Conservative Strategy Fund ......................................   4


     GE Moderate Strategy Fund ..........................................   5


     GE Aggressive Strategy Fund ........................................   6


     Portfolio Manager's Biography ......................................   7


NOTES TO PERFORMANCE ....................................................   7

FINANCIAL STATEMENTS

     Financial Highlights ...............................................   8


     Statements of Net Assets ...........................................  10


     Statements of Operations ...........................................  13


     Statements of Changes in Net Assets ................................  14


     Notes to Financial Statements ......................................  15


INVESTMENT TEAM .........................................................  17




This report has been prepared for the shareholders of the GE LifeStyle Funds. It is not authorized for use as an offer of sale, or a solicitation of an offer to buy, the GE LifeStyle Funds unless accompanied or preceded by the current Prospectus of the GE LifeStyle Funds and the current Prospectus of the underlying GE Funds.

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER

Attached is the semiannual report for the GE LifeStyle Funds for the six-month period ended March 31, 2002. Please take a few minutes to read this letter for insights into the investment markets over the past six months and our outlook for the rest of the fiscal year. We also offer some perspectives to help you plan for the future. For more specific information about the performance of your fund, please refer to the portfolio manager's commentary and the fund specific data you'll find in this report.

MARKET OVERVIEW
The period began (on October 1, 2001) at one of the most challenging times in recent history for the country. The tragic events of September 11th were still fresh in our minds, and that had an impact on many aspects of Americans' lives. The equity markets were just coming off a dramatic sell off that occurred in the wake of the terrorist attacks. But the situation quickly improved. In the closing months of 2001, equity markets surged, and recovered much of the ground they lost earlier in the year.

Although many were initially fearful that the fallout from September 11th would include an extended economic decline, the facts proved otherwise. The markets showed renewed confidence in the economy, and that played a role in driving investor optimism during the rebound. Consumer spending, after pausing briefly in September, resumed its strength in October, boosted in part by special incentives on automobile loans that spurred significant buyer activity in the car market. Further efforts to boost the economy were made by the Federal Reserve, which continued to cut short-term interest rates through December. That helped keep interest rates in check, which made it easier for consumers to borrow money for major expenditures.

After moving higher for three consecutive months to close out 2001, equity markets stepped back again in the early weeks of 2002. Investors appeared to want clearer confirmation that the economy would improve to the point that it would be reflected in corporate profits. In addition, other issues started to come into play, including growing ramifications of the demise of previously high-flying companies like Enron and Global Crossing and increasing tensions in the Middle East.

In January and February, nearly all markets moved in a negative direction. That trend continued for the technology-heavy NASDAQ Composite Index in March, although stocks in the Standard & Poor's 500 Index responded more favorably. Investors continued to have qualms about the lack of activity in business spending, particularly on technology equipment and services. Overall, smaller and mid-cap stocks performed better than large-cap issues. That provided some optimism about the longer-term direction of the market. So did the fact that a broad range of industries and sectors posted positive performance as the six-month period came to a close. For the six months, the Dow Jones Industrial Average and the Standard & Poor's 500 Index rose 17.6% and 11.0%, respectively, while the NASDAQ Composite Index climbed 23.1%.

Although they were working from a base of historically low yield levels to begin the fiscal year, bond markets managed to hold their own in the early months, as many investors were concerned that the economic slowdown would persist. But in late October, interest rates began to move higher on longer-term bonds as investors anticipated a better economic environment. That trend occurred again in March, creating a more challenging environment for bond investors (rising interest rates reduce bond values). Over the six month period, yields on 30-year Treasury bonds jumped from 5.43% at the start of trading in October to 5.80% at the end of March. In that same time, yields on 10-year Treasury securities rose even more dramatically, from 4.59% to 5.39%. Any positive return in the bond market was generated by bond yields, as capital appreciation opportunities were difficult to come by.

Overseas markets enjoyed improved performance in the closing months of 2001. The picture was more mixed through the beginning of 2002. Developed markets in Europe began 2001 rather flat, while Japan enjoyed a mild rally. Emerging market stocks generated the most impressive performance over the six-month period. With more encouraging signs arising about an improved economic environment, a number of these countries saw their markets flourish during the period.

MARKET OUTLOOK
The main debate in the investment markets today is not whether the economies of the U.S. and other major nations will improve, but just how durable and strong the recovery will be. The answer is far from clear at this time, although it appears that the level of spending by the American consumer is likely to be an important influence. Also, the unrest that has developed in the Middle East and could be festering in other parts of the world continues to add a sense of unease to the markets. Typically, markets tend to struggle in an uncertain environment, and this is likely to result in continued volatility. The Federal Reserve has started the new year firmly entrenched on the sidelines. It is likely that the Fed is done with the rate cutting process begun early in 2001. Most anticipate that the next move for short-term interest rates will be higher, but the timing of such a decision by the Fed is hard to predict and is dependent on just how strong the recovery is likely to be. The Fed wants to keep inflation in check, but so far, there has been little

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LETTER FROM THE PRESIDENT  (continued)
--------------------------------------------------------------------------------

threat of a major upturn in the cost of living. While the bond market is likely to have to confront a general upward trend in interest rates, we think opportunities exist in specific segments of the market. Foreign equity markets are likely to perform in line with expectations for economic improvement. The stronger the recovery, the better the performance for overseas stocks, but we also anticipate that a volatile environment will continue.

KEEPING THE RIGHT PERSPECTIVE
The investment environment has changed significantly in recent times. After we experienced such tremendous results, particularly from the equity markets in the 1990s, the new millennium has started on an entirely different note. The stock market declined for two consecutive calendar years (2000 and 2001) for the first time since the mid-1970s. The U.S. economy has experienced its first recession in ten years, although it was quite mild by historical standards. The great technology boom of the past decade has ended. And to top it off, America finds itself in the midst of a war on terrorism. In the short-term at least, there seems to be many reasons to be pessimistic.

But our long-term view remains positive. America's economy is poised for continued growth, and we believe it will benefit from ongoing technological innovation. You should also keep in mind that despite a number of recent blows, the nation continues to show financial resilience. Stocks and bonds have proven over decades that they can generate attractive long-term returns, despite suffering through periods of short-term market swings. Keep these facts in mind as we struggle with the market's current volatile state.

Please remember that all of us at GE LifeStyle Funds remain committed to doing all we can to capitalize on today's investment opportunities. Even through the greatest obstacles the market can throw at us, we are prepared to do what it takes to generate competitive returns for your portfolio.

Sincerely,

/S/MICHAEL J. COSGROVE

Michael J. Cosgrove
CHAIRMAN, GE LIFESTYLE FUNDS

APRIL 19, 2002


MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC., AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER-GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES IN THE INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. HE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

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GE CONSERVATIVE STRATEGY FUND                    PERFORMANCE SUMMARY (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                   GE CONSERVATIVE STRATEGY FUND              COMPOSITE INDEX

1/5/98                      10,000.00                            10,000.00
3/98                        10,630.00                            10,694.99
9/98                        10,320.00                            10,572.47
3/99                        11,312.47                            11,662.62
9/99                        11,396.97                            11,822.26
3/00                        12,541.02                            12,946.90
9/00                        12,563.31                            12,942.22
3/01                        12,448.97                            12,376.92
9/01                        12,176.79                            12,099.91
3/02                        12,771.43                            12,747.94


PORTFOLIO ALLOCATION TO FUNDS AT 3/31/02*
--------------------------------------------------------------------------------

                                      TARGET         ACTUAL
                                      ------         ------
GE Fixed Income Fund                   53.0%          53.2%
GE U.S. Equity Fund                    28.0%          27.8%
GE International Equity Fund           12.0%          12.0%
GE Small-Cap Value Equity Fund          5.0%           5.2%
Other                                   2.0%           1.8%
--------------------------------------------------------------------------------
Total                                 100.0%         100.0%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
From January 5, 1998 (inception) through March 31, 2002
--------------------------------------------------------------------------------

                                SIX      ONE     THREE    SINCE
                              MONTHS    YEAR     YEAR   INCEPTION
--------------------------------------------------------------------------------

GE CONSERVATIVE STRATEGY FUND  4.88%     2.59%   4.13%    5.95%
Composite Index**              5.36%     3.00%   3.01%    5.88%
LB Aggregate Bond Index        0.14%     5.35%   6.49%    6.48%
S&P 500 Index                 11.00%     0.21%  (2.55)%   5.39%
MSCI EAFE Index                7.52%    (8.67)% (5.39)%   0.70%
Russell 2000 Index            25.99%    14.12%   9.92%    4.87%
90 Day T-Bill                  0.92%     2.66%   4.50%    4.60%
--------------------------------------------------------------------------------


The GE Conservative Strategy Fund increased 4.88% for the six-month period ended March 31, 2002. The Fund slightly underperformed its Composite Index, which gained 5.36% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, conservative investment strategy. The Fund is structured with a conservative weighting in equities relative to fixed income. Approximately 45% of the Fund is allocated to equities. U.S. Equities account for 33% of the Fund, with 28% allocated to core equity and 5% to small-cap equities. Core international equities comprise 12% of the Fund. Approximately 55% of the Fund is allocated to fixed income securities. Core fixed income accounts for 53% of the Fund and the balance is allocated to cash & cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Lehman Brothers Aggregate Bond Index, and the 90 Day T-Bill.

The Fund's relative performance compared to its composite index was due to positive results in U.S. and International equities. More than half of the Fund is allocated to fixed income. The Fund's fixed income securities were negatively affected in the final quarter of 2001 by a position in Enron Corporation. Total return benefited from favorable sector allocations, particularly an overweight position in residential and commercial mortgage-backed issues. Favorable security selection within the mortgage-backed sectors also added to Fund performance. The U.S. Equity markets posted positive gains during this period. The Fund outperformed its composite index in the core U.S. equity stock by effective stock selection and industry allocation within the technology and capital goods sectors, but underperformed the composite in U.S. small-cap equity stocks due to lower relative returns in the consumer discretionary, producer durables and health care sectors. The international markets were mixed during the period. The international equity portion of the Fund contributed to the positive return of the Fund from a strong weighting in emerging markets, which have been the top performers of late, and effective stock selection in Japan. The next few months will be challenging as we seek attractively priced stocks of companies that can offer cash earnings growth in a world poised on the brink of economic recovery.



* AS A PERCENTAGE OF NET ASSETS*

**THE COMPOSITE INDEX IS DERIVED BY APPLYING EACH UNDERLYING FUND'S TARGET
  ALLOCATIONS TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GE MODERATE STRATEGY FUND                        PERFORMANCE SUMMARY (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                     GE MODERATE STRATEGY FUND         COMPOSITE INDEX

1/5/98                        10,000.00                    10,000.00
3/98                          10,880.00                    10,906.95
9/98                          10,220.00                    10,136.00
3/99                          11,717.36                    11,643.63
9/99                          11,857.11                    11,970.54
3/00                          13,428.16                    13,600.96
9/00                          13,077.76                    13,228.80
3/01                          12,462.44                    12,000.24
9/01                          11,766.50                    11,265.44
3/02                          12,747.01                    12,346.84


PORTFOLIO ALLOCATION TO FUNDS AT 3/31/02*
--------------------------------------------------------------------------------

                                      TARGET        ACTUAL
                                      ------        ------
GE U.S. Equity Fund                    34.0%         34.0%
GE Fixed Income Fund                   28.0%         27.9%
GE International Equity Fund           16.0%         16.1%
GE Small-Cap Value Equity Fund         12.0%         12.0%
GE High Yield Fund                      5.0%          5.0%
GE Emerging Markets Fund                3.0%          3.0%
Other                                   2.0%          2.0%
--------------------------------------------------------------------------------
Total                                 100.0%        100.0%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
From January 5, 1998 (inception) through March 31, 2002
--------------------------------------------------------------------------------

                             SIX       ONE     THREE    SINCE
                            MONTHS    YEAR     YEAR   INCEPTION
--------------------------------------------------------------------------------

GE MODERATE STRATEGY FUND    8.33%     2.28%   2.85%    5.90%
Composite Index**            9.60%     2.89%   1.97%    5.09%
S&P 500 Index               11.00%     0.21%  (2.55)%   5.39%
LB Aggregate Bond Index      0.14%     5.35%   6.49%    6.48%
MSCI EAFE Index              7.52%    (8.67)% (5.39)%   0.70%
Russell 2000 Index          25.99%    14.12%   9.92%    4.87%
CS First Boston High Yield
 Index                       8.31%     3.35%   1.46%    1.56%
MSCI EMF Index              41.05%    14.91%   3.71%   (1.53)%
90 Day T-Bill                0.92%     2.66%   4.50%    4.60%
--------------------------------------------------------------------------------


The GE Moderate Strategy Fund increased 8.33% for the six-month period ended March 31, 2002. The Fund underperformed its Composite Index, which gained 9.60% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, moderate investment strategy. The Fund is structured with a moderate weighting in equities relative to fixed income. Approximately 65% of the Fund is allocated to equities. U.S. Equities account for 46% of the Fund, with 34% allocated to core equity and 12% to small-cap equities. Core international equities comprise 19% of the Fund, with 16% in core international and 3% in emerging market equities. Approximately 35% of the Fund is allocated to fixed income securities. The fixed income weighting includes 28% in core fixed income, 5% in high yield securities, and the balance of the Fund in cash & cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Lehman Brothers Aggregate Bond Index, and the 90 Day T-Bill.

The Fund's relative performance compared to its composite index was due to positive results in U.S. and International equities. The U.S. Equity markets posted positive gains during this period. The Fund outperformed its composite index in the core U.S. equity stock by effective stock selection and industry allocation within the technology and capital goods sectors, but underperformed the composite in U.S. small-cap equity stocks due to lower relative returns in the consumer discretionary, producer durables and health care sectors. The international markets were mixed during the period. The international equity portion of the Fund contributed to the positive return of the Fund from a strong weighting in emerging markets, which have been the top performers of late, and effective stock selection in Japan. The next few months will be challenging as we seek attractively priced stocks of companies that can offer cash earnings growth in a world poised on the brink of economic recovery. More than half of the Fund is allocated to fixed income. The Fund's fixed income securities were negatively affected in the final quarter of 2001 by a position in Enron Corporation. Total return benefited from favorable sector allocations, particularly an overweight position in residential and commercial mortgage-backed issues. Favorable security selection within the mortgage-backed sectors also added to Fund performance.


* AS A PERCENTAGE OF NET ASSETS

**THE COMPOSITE INDEX IS DERIVED BY APPLYING EACH UNDERLYING FUND'S TARGET
  ALLOCATIONS TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GE AGGRESSIVE STRATEGY FUND                      PERFORMANCE SUMMARY (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

            GE AGGRESSIVE STRATEGY FUND              COMPOSITE INDEX

1/5/98               10,000.00                            10,000.00
3/98                 11,110.00                            11,080.35
9/98                 10,150.00                             9,764.43
3/99                 12,056.03                            11,557.61
9/99                 12,267.54                            12,027.46
3/00                 14,359.59                            14,115.60
9/00                 13,690.94                            13,443.10
3/01                 12,675.00                            11,682.75
9/01                 11,731.25                            10,618.21
3/02                 13,055.25                            12,024.24

Portfolio Allocation to Funds at 3/31/02*
--------------------------------------------------------------------------------

                                     Target         Actual
GE U.S. Equity Fund                    38.0%          38.0%
GE Small-Cap Value Equity Fund         20.0%          20.0%
GE International Equity Fund           19.0%          19.1%
GE Fixed Income Fund                    9.0%           9.0%
GE High Yield Fund                      7.0%           7.0%
GE Emerging Markets Fund                5.0%           5.0%
Other                                   2.0%           1.9%
--------------------------------------------------------------------------------
Total                                 100.0%         100.0%
--------------------------------------------------------------------------------

Average Annual Total Returns
From January 5, 1998 (inception) through March 31, 2002
--------------------------------------------------------------------------------

                                    Six      One     Three    Since
                                  Months    Year     Year   Inception
--------------------------------------------------------------------------------

GE AGGRESSIVE STRATEGY FUND       11.29%     3.00%   2.69%    6.50%
Composite Index**                 13.24%     2.92%   1.33%    4.43%
S&P 500 Index                     11.00%     0.21%  (2.55)%   5.39%
LB Aggregate Bond Index            0.14%     5.35%   6.49%    6.48%
MSCI EAFE Index                    7.52%    (8.67)% (5.39)%   0.70%
Russell 2000 Index                25.99%    14.12%   9.92%    4.87%
CS First Boston High Yield Index   8.31%     3.35%   1.46%    1.56%
MSCI EMF Index                    41.05%    14.91%   3.71%   (1.53)%
90 Day T-Bill                      0.92%     2.66%   4.50%    4.60%
--------------------------------------------------------------------------------

The GE Aggressive Strategy Fund increased 11.29% for the six-month period ended March 31, 2002. The Fund underperformed its Composite Index, which gained 13.24% for the same period.

The Fund allocates investments among several asset classes including U.S. Equities, International Equities, and Fixed Income. The Fund is designed to provide investors with a balanced, aggressive investment strategy. The Fund is structured with an aggressive weighting in equities relative to fixed income. Approximately 82% of the Fund is allocated to equities. U.S. Equities account for 58% of the Fund, with 38% allocated to core equity and 20% to small-cap equities. Core international equities comprise 24% of the Fund, with 19% in core international and 5% in emerging market equities. Approximately 18% of the Fund is allocated to fixed income securities. The fixed income weighting includes 9% in core fixed income, 7% in high yield securities, and the balance of the Fund in cash & cash equivalents. Due to the balanced approach of the Fund, the results need to be compared to a composite index which is made up of several benchmarks including: the S&P 500 Index, the Russell 2000 Index, the MSCI EAFE Index, the Lehman Brothers Aggregate Bond Index, and the 90 Day T-Bill.

The Fund's relative performance compared to its composite index was due to positive results in U.S. and International equities. The U.S. Equity markets posted positive gains during this period. The Fund outperformed its composite index in the core U.S. equity stock by effective stock selection and industry allocation within the technology and capital goods sectors, but underperformed the composite in U.S. small-cap equity stocks due to lower relative returns in the consumer discretionary, producer durables and health care sectors. The international markets were mixed during the period. The international equity portion of the Fund contributed to the positive return of the Fund from a strong weighting in emerging markets, which have been the top performers of late, and effective stock selection in Japan. The next few months will be challenging as we seek attractively priced stocks of companies that can offer cash earnings growth in a world poised on the brink of economic recovery. More than half of the Fund is allocated to fixed income. The Fund's fixed income securities were negatively affected in the final quarter of 2001 by a position in Enron Corporation. Total return benefited from favorable sector allocations, particularly an overweight position in residential and commercial mortgage-backed issues. Favorable security selection within the mortgage-backed sectors also added to Fund performance.


* AS A PERCENTAGE OF NET ASSETS

**THE COMPOSITE INDEX IS DERIVED BY APPLYING EACH UNDERLYING FUND'S TARGET
  ALLOCATIONS TO THE RESULTS OF THE BENCHMARK INDEX FOR EACH OF THOSE UNDERLYING GE FUNDS.

SEE NOTES TO PERFORMANCE.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

GE LIFESTYLE FUNDS                                 PORTFOLIO MANAGER'S BIOGRAPHY
--------------------------------------------------------------------------------

PERFORMANCE SUMMARIES ON THE PRECEDING PAGES ARE PRESENTED BY EUGENE K. BOLTON, EXECUTIVE VICE PRESIDENT, GE ASSET MANAGEMENT.

GENE BOLTON IS THE PORTFOLIO MANAGER OF GE STRATEGY FUNDS. AS THE CHAIRMAN OF THE ASSET ALLOCATION COMMITTEE AT GE ASSET MANAGEMENT, GENE WORKS CLOSELY WITH THE PORTFOLIO MANAGERS OF THE UNDERLYING GE FUNDS. HE IS RESPONSIBLE FOR MANAGING GEAM'S U.S. EQUITY OPERATION AND ALSO PERSONALLY MANAGES THE US EQUITY SELECT STRATEGY. GENE JOINED GE IN 1964 AND, AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. HIS EXPERIENCE INCLUDES ASSIGNMENTS WITH GE'S MEDICAL SYSTEMS AND MAJOR APPLIANCE BUSINESSES AS WELL AS CORPORATE FINANCE. JOINING GE ASSET MANAGEMENT IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND MANAGED A GE PENSION FUND PORTFOLIO THROUGH 1991 WHEN HE WAS NAMED TO HIS PRESENT POSITION. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PLAN AS WELL AS CHAIRMAN OF GEAM'S ASSET ALLOCATION COMMITTEE. HE IS ALSO A TRUSTEE OF RENSSELAER POLYTECHNIC INSTITUTE AND CHAIRMAN OF THEIR INVESTMENT COMMITTEE, A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, AND A PAST MEMBER OF THE NEW YORK STOCK EXCHANGE PENSION ADVISORY COMMITTEE. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A BA DEGREE IN BUSINESS AND MANAGEMENT.



NOTES TO PERFORMANCE (unaudited)
--------------------------------------------------------------------------------

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Past performance is not indicative of future results of a Fund. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The Adviser has voluntarily agreed to waive and/or bear certain fees and expenses of both the Funds and the underlying GE Funds. Without these provisions, the performance returns would have been lower. These provisions may be renewed or discontinued in the future.

The Standard & Poor's ("S&P") 500 Composite Stock Price Index (S&P 500), Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond), the Russell 2000 Index (Russell 2000), the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF) and the Credit Suisse First Boston Global High Yield Index (CS First Boston High Yield) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the U.S. stock market in general. The MSCI EAFE is a composite of 913 foreign securities traded in 21 developed markets representing Europe, Australasia and Far East. The LB Aggregate is a composite of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Russell 2000 measures the performance of the smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EMF is a composite of securities available to non-domestic investors traded in 25 emerging markets. The CS First Boston High Yield is a composite of below investment-grade corporate bonds issued in the United States. The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest.

Total returns for the Composite Index are derived by applying each underlying Fund's target allocations to the results of the corresponding benchmarks for the domestic equity market, the S&P 500 and the Russell 2000; for the international equity market, the MSCI EAFE and the MSCI EMF; and for the fixed income bond market, the LB Aggregate Bond and the CS First Boston High Yield; and for cash and cash equivalents, the 90 Day T-Bill.

FINANCIAL HIGHLIGHTS
SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED
------------------------------------------------------------------------------------------------------------------------------------


                                                                                          GE CONSERVATIVE
                                                                                              STRATEGY
                                                                                                FUND

                                                                      3/31/02      9/30/01     9/30/00      9/30/99    9/30/98(a)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                                          --           --          --           --         1/5/98
Net asset value, beginning of period                                 $ 10.30      $ 11.27       $10.79       $10.32      $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.19         0.26         0.35         0.27        0.31
   Net realized and unrealized gains (losses)
      on investments                                                    0.30        (0.56)        0.72         0.78        0.01
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       0.49        (0.30)        1.07         1.05        0.32
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                0.26         0.36         0.28         0.36         --
   Net realized gains                                                   0.16         0.31         0.31         0.22         --

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     0.42         0.67         0.59         0.58         --
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                       $ 10.37      $ 10.30       $11.27       $10.79      $10.32
====================================================================================================================================

TOTAL RETURN(B)                                                         4.88%       (3.08)%      10.23%       10.44%       3.20%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                          $13,891      $12,663       $4,102       $2,058      $  979
   Ratios to average net assets:
      Net investment income*                                            3.71%        3.09%        3.47%        3.39%       5.85%
      Net expenses*                                                     0.20%        0.20%        0.20%        0.20%       0.20%
      Gross expenses*                                                   0.21%        0.73%        1.41%        0.79%       5.65%
   Portfolio turnover rate                                                 9%          63%          55%          71%         67%
====================================================================================================================================


NOTES TO FINANCIAL HIGHLIGHTS
-----------------------------

(A) INFORMATION IS FOR THE PERIOD JANUARY 5, 1998, INCEPTION OF INVESTMENT OPERATIONS, THROUGH SEPTEMBER 30, 1998.

(B) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, AND ASSUME NO SALES CHARGE. HAD THE ADVISER NOT ABSORBED A PORTION OF EXPENSES OF THE FUNDS AND OF THE UNDERLYING GE FUNDS, TOTAL RETURNS WOULD HAVE BEEN LOWER. TOTAL RETURNS ARE NOT ANNUALIZED.

*   ANNUALIZED FOR PERIODS LESS THAN ONE YEAR.

----------------
See Notes to Financial Statements.

                                                                                             GE MODERATE
                                                                                              STRATEGY
                                                                                                FUND

                                                                      3/31/02      9/30/01     9/30/00      9/30/99    9/30/98(a)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                                          --           --          --           --         1/5/98
Net asset value, beginning of period                                 $  9.13      $ 11.57      $ 11.03      $ 10.22     $ 10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.23         0.29         0.29         0.22        0.61
   Net realized and unrealized gains (losses)
      on investments                                                    0.52        (1.31)        0.83         1.36       (0.39)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       0.75        (1.02)        1.12         1.58        0.22
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                0.33         0.32         0.26         0.40         --
   Net realized gains                                                   0.45         1.10         0.32         0.37         --

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     0.78         1.42         0.58         0.77         --
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                       $  9.10      $  9.13      $ 11.57      $ 11.03     $ 10.22
====================================================================================================================================

TOTAL RETURN(B)                                                         8.33%      (10.03)%      10.29%       16.02%       2.20%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                          $37,649      $35,442      $40,974      $32,319     $25,148
   Ratios to average net assets:
      Net investment income*                                            4.75%        2.70%        2.50%        2.83%       7.39%
      Net expenses*                                                     0.20%        0.20%        0.20%        0.20%       0.20%
      Gross expenses*                                                   0.21%        0.31%        0.32%        0.24%       0.33%
   Portfolio turnover rate                                                12%          25%          52%          41%         22%
====================================================================================================================================


                                                                                            GE AGGRESSIVE
                                                                                              STRATEGY
                                                                                                FUND

                                                                      3/31/02      9/30/01     9/30/00      9/30/99     9/30/98(a
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                                          --           --          --           --         1/5/98
Net asset value, beginning of period                                 $  9.82      $ 12.49      $ 11.60       $10.15      $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                                0.30         0.24         0.19         0.18        0.34
   Net realized and unrealized gains (losses)
      on investments                                                    0.78        (1.90)        1.15         1.87       (0.19)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                       1.08        (1.66)        1.34         2.05        0.15
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                                0.37         0.24         0.17         0.31         --
   Net realized gains                                                   0.51         0.77         0.28         0.29         --

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                     0.88         1.01         0.45         0.60         --
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                       $ 10.02      $  9.82      $ 12.49       $11.60      $10.15
====================================================================================================================================

TOTAL RETURN(B)                                                        11.29%      (14.31)%      11.60%       20.86%       1.50%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)                           12,231      $10,445      $10,724       $5,100      $2,939
   Ratios to average net assets:
      Net investment income*                                            5.89%        2.06%        1.51%        2.07%       5.79%
      Net expenses*                                                     0.20%        0.20%        0.20%        0.20%       0.20%
      Gross expenses*                                                   0.21%        0.56%        0.65%        0.41%       1.80%
   Portfolio turnover rate                                                 8%          31%          50%          27%         28%
====================================================================================================================================


STATEMENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
GE CONSERVATIVE STRATEGY FUND
March 31, 2002 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER
                                                                                         OF SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS -- 100.0%
------------------------------------------------------------------------------------------------------------------------------------
GE Fixed Income Fund (Class A)                                                            612,433               $7,392,066
GE U.S. Equity Fund (Class A)                                                             139,460                3,860,258
GE International Equity Fund (Class A)                                                    131,820                1,671,483
GE Small-Cap Value Equity Fund (Class A)                                                   51,330                  715,539
GEI Short-Term Investment Fund                                                            247,493                  247,494

TOTAL INVESTMENTS
   (COST $14,191,337)                                                                                          $13,886,840
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%*
------------------------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                         6,836
Liabilities                                                                                                         (2,386)
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES                                                                                         4,450
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS-- 100%                                                                                              $13,891,290
====================================================================================================================================

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Capital paid in                                                                                                $14,395,663
Undistributed net investment income                                                                                 83,135
Accumulated net realized loss                                                                                     (283,011)
Net unrealized depreciation on investments                                                                        (304,497)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                     $13,891,290
====================================================================================================================================

Shares outstanding (par value $.001)                                                                             1,339,446
Net asset value per share                                                                                           $10.37


* Less than 0.1%

------------------
See Notes to Financial Statements.


STATEMENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
GE MODERATE STRATEGY FUND
March 31, 2002 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                          NUMBER
                                                                                         OF SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS -- 100.0%
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund (Class A)                                                             462,669              $12,806,667
GE Fixed Income Fund (Class A)                                                            869,832               10,498,868
GE International Equity Fund (Class A)                                                    477,897                6,059,728
GE Small-Cap Value Equity Fund (Class A)                                                  325,107                4,531,993
GE High Yield Fund (Class A)                                                              288,190                1,878,996
GE Emerging Markets Fund (Class A)                                                        109,507                1,129,020
GEI Short-Term Investment Fund                                                            756,152                  756,152

TOTAL INVESTMENTS
   (COST $41,011,017)                                                                                           37,661,424

------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%*
------------------------------------------------------------------------------------------------------------------------------------

Other Assets                                                                                                        11,963
Liabilities                                                                                                        (24,756)
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES                                                                                       (12,793)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS-- 100%                                                                                              $37,648,631
====================================================================================================================================

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------

Capital paid in                                                                                                $42,015,828
Undistributed net investment income                                                                                201,388
Accumulated net realized loss                                                                                   (1,218,992)
Net unrealized depreciation on investments                                                                      (3,349,593)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                     $37,648,631
====================================================================================================================================

Shares outstanding (par value $.001)                                                                             4,137,318
Net asset value per share                                                                                            $9.10


* Less than 0.1%

-----------------
See Notes to Financial Statements.


STATEMENT OF NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
GE AGGRESSIVE STRATEGY FUND
March 31, 2002 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------


                                                                                          NUMBER
                                                                                         OF SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS -- 100.0%
------------------------------------------------------------------------------------------------------------------------------------
GE U.S. Equity Fund (Class A)                                                             167,843             $  4,645,908
GE Small-Cap Value Equity Fund (Class A)                                                  175,875                2,451,697
GE International Equity Fund (Class A)                                                    184,190                2,335,531
GE Fixed Income Fund (Class A)                                                             90,749                1,095,344
GE High Yield Fund (Class A)                                                              130,959                  853,854
GE Emerging Markets Fund (Class A)                                                         59,242                  610,783
GEI Short-Term Investment Fund                                                            234,818                  234,818

TOTAL INVESTMENTS
   (COST $13,374,865)                                                                                           12,227,935

------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.0%*
------------------------------------------------------------------------------------------------------------------------------------
Other Assets                                                                                                         5,495
Liabilities                                                                                                         (2,420)
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES                                                                                         3,075
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS-- 100%                                                                                              $12,231,010
====================================================================================================================================

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------

Capital paid in                                                                                                $13,824,080
Undistributed net investment income                                                                                 22,246
Accumulated net realized loss                                                                                     (468,386)
Net unrealized depreciation on investments                                                                      (1,146,930)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                     $12,231,010
====================================================================================================================================

Shares outstanding (par value $.001)                                                                             1,220,760
Net asset value per share                                                                                           $10.02


* Less than 0.1%

------------------
See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
For the period ended March 31, 2002 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------


                                                           GE CONSERVATIVE             GE MODERATE             GE AGGRESSIVE
                                                              STRATEGY                  STRATEGY                 STRATEGY
                                                                FUND                      FUND                     FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends                                             $   94,880                $   570,494             $    281,285
      Interest                                                 163,026                    338,752                   67,552
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                257,906                    909,246                  348,837
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees                          13,200                     36,708                   11,442
      Transfer agent fees                                          419                      1,156                      337
      Trustees' fees                                               178                        491                      144
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE REIMBURSEMENT                          13,797                     38,355                   11,923

      Less: Expenses reimbursed by
         the Adviser                                              (597)                    (1,647)                    (480)
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                              13,200                     36,708                   11,443
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                       244,706                    872,538                  337,394
====================================================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      Realized loss on investments                             (38,516)                  (558,110)                (113,391)
      Change in unrealized appreciation  on
         investments                                           408,122                  2,630,182                  982,332
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain
         on investments                                        369,606                  2,072,072                  868,941
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS                                         $614,312                 $2,944,610               $1,206,335
====================================================================================================================================


------------------
See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
For the period ended March 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------------------------------


                                                                    GE CONSERVATIVE
                                                                       STRATEGY
                                                                         FUND
                                                       PERIOD ENDED                YEAR
                                                         03/31/02                  ENDED
                                                        (UNAUDITED)               9/30/01
--------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                         $    244,706                $  217,889
      Net realized gain (loss) on investments            (38,516)                   (3,953)
      Net increase (decrease) in unrealized
         appreciation/(depreciation)
         on investments                                  408,122                  (758,188)
--------------------------------------------------------------------------------------------------------
      Net increase (decrease)
         from operations                                 614,312                  (544,252)
--------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
--------------------------------------------------------------------------------------------------------
      Net investment income                             (323,208)                 (138,000)
      Net realized gains                                (191,992)                 (117,635)
--------------------------------------------------------------------------------------------------------

   Total distributions                                  (515,200)                 (255,635)
--------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
      from operations and distributions                   99,112                  (799,887)
--------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
      Proceeds from sale of shares                     2,462,181                11,205,000
      Value of distributions reinvested                  515,195                   255,636
      Cost of shares redeemed                         (1,847,925)               (2,099,765)
--------------------------------------------------------------------------------------------------------

      Net increase from share transactions             1,129,451                 9,360,871
--------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE)IN NET ASSETS              1,228,563                 8,560,984

NET ASSETS
   Beginning of year                                  12,662,727                 4,101,743
--------------------------------------------------------------------------------------------------------

   End of year                                       $13,891,290               $12,662,727
========================================================================================================

UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF YEAR                                       $    83,135               $   161,637

CHANGES IN FUND SHARES

Shares sold by subscription                              236,833                 1,038,139
Shares issued for distributions reinvested                50,361                    23,736
Shares redeemed                                         (177,491)                 (196,159)
--------------------------------------------------------------------------------------------------------

Net increase in fund shares                              109,703                   865,716
========================================================================================================




                                                              GE MODERATE                                      GE AGGRESSIVE
                                                                STRATEGY                                         STRATEGY
                                                                  FUND                                            FUND
                                                  PERIOD ENDED          YEAR                        PERIOD ENDED           YEAR
                                                    03/31/02            ENDED                         03/31/02             ENDED
                                                   (UNAUDITED)         9/30/01                       (UNAUDITED)          9/30/01
------------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                       $    872,538        $1,061,530                    $   337,394         $  224,494
      Net realized gain (loss) on investments         (558,110)        1,248,207                       (113,391)           232,679
      Net increase (decrease) in unrealized
         appreciation/(depreciation)
         on investments                              2,630,182        (6,286,511)                       982,332         (2,145,276)
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
         from operations                             2,944,610        (3,976,774)                     1,206,335         (1,688,103)
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                         (1,256,743)       (1,111,866)                      (408,302)          (210,000)
      Net realized gains                            (1,704,645)       (3,846,429)                      (556,698)          (660,968)
------------------------------------------------------------------------------------------------------------------------------------

   Total distributions                              (2,961,388)       (4,958,295)                      (965,000)          (870,968)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets
      from operations and distributions                (16,778)       (8,935,069)                       241,335          2,559,071
------------------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
      Proceeds from sale of shares                   3,734,707         5,354,347                      2,418,777          3,956,829
      Value of distributions reinvested              2,961,366         4,958,293                        965,001            870,969
      Cost of shares redeemed                       (4,472,711)       (6,909,171)                    (1,839,348)        (2,547,849)
------------------------------------------------------------------------------------------------------------------------------------

      Net increase from share transactions           2,223,362         3,403,469                      1,544,430          2,279,949
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE)IN NET ASSETS            2,206,584        (5,531,600)                     1,785,765           (279,122)

NET ASSETS
   Beginning of year                                35,442,047        40,973,647                     10,445,245         10,724,367
------------------------------------------------------------------------------------------------------------------------------------

   End of year                                     $37,648,631       $35,442,047                    $12,231,010        $10,445,245
====================================================================================================================================

UNDISTRIBUTED NET INVESTMENT INCOME,
   END OF YEAR                                     $   201,388       $   585,593                    $    22,246        $    93,154

CHANGES IN FUND SHARES

Shares sold by subscription                            412,186           525,751                        241,180            354,011
Shares issued for distributions reinvested             332,364           490,435                         98,974             77,145
Shares redeemed                                       (488,432)         (677,335)                      (183,569)          (225,477)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in fund shares                            256,118           338,851                        156,585            205,679
====================================================================================================================================


------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  March 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


1.   ORGANIZATION OF THE FUNDS
GE LifeStyle Funds ("LifeStyle Funds" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Massachusetts business trust on June 21, 1996, and is authorized to issue an unlimited number of shares. It is currently comprised of six investment funds (each a "Fund" and collectively the "Funds"), three of which are included in a separate annual report. Each Fund operates as a "fund-of-funds" in that it makes investments in a select group of underlying GE Funds ("Underlying Funds") and cash equivalents suited to the Fund's particular investment objective. The objectives of the funds are as follows:

GE Conservative Strategy Fund's investment objective is income and long-term growth of capital. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 38% to 52% of its net assets in equity funds and 48% to 58% in income funds.

GE Moderate Strategy Fund's investment objective is long-term growth of capital with a moderate level of current income. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 55% to 75% of its net assets in equity funds and 25% to 41% in income funds.

GE Aggressive Strategy Fund's investment objective is capital appreciation. The Fund seeks to achieve its objective by investing among the underlying GE Funds within carefully determined ranges. The Fund normally invests 74% to 91% of its net assets in equity funds and 9% to 22% in income funds.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund as reported on each business day. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Security transactions are accounted for as of the trade date. Capital gain distributions from investments in the Underlying Funds are included in the Statement of Operations in realized gain/loss on investments. Realized gains and losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

INVESTMENTS IN FOREIGN MARKETS The Fund is subject to the investment risk associated with an investment in the underlying Funds, some of which may invest in foreign securities. Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. No such net capital and currency losses were incurred during the Funds' tax year.

DISTRIBUTIONS TO SHAREHOLDERS The Funds declare and pay dividends of investment income and net realized capital gains annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

NOTES TO FINANCIAL STATEMENTS  March 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME Income and capital gain distributions, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

EXPENSES The Funds pay a fee to GE Asset Management Incorporated ("GEAM"), a wholly-owned subsidiary of General Electric Company, for the Funds' advisory and administration services. This fee includes normal operating expenses payable by the Funds, except for fees and expenses of the Trust's independent Trustees, transfer agent fees, brokerage fees and commissions, and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).


3.   FEES AND COMPENSATION PAID TO AFFILIATES
ADVISORY AND ADMINISTRATION FEES Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administration fees payable to GEAM for each Fund are calculated at the annual rate of 0.20%.

TRUSTEES COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity to other Funds advised by GEAM. The Trustees receive an annual fee of $48,000 and an additional fee of $500 per Trustees' meeting attended in person and $250 per telephone meeting. These fees are allocated proportionally among all of the Funds served by the Trustees and are based upon the relative net assets of each Fund.

OTHER For the period ended March 31, 2002, the Trust was informed that GE Investment Distributors, Inc., acting as underwriter, did not receive commissions from the sale of the Funds' shares.


4.   INVESTMENT TRANSACTIONS
PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of the Underlying Funds, excluding short-term securities, for the period ended March 31, 2002, were as follows:

                               PURCHASES           SALES
--------------------------------------------------------------------------------
GE Conservative
  Strategy Fund               $2,194,010       $1,200,500
GE Moderate
  Strategy Fund                4,539,962        4,198,500
GE Aggressive
  Strategy Fund                1,950,715          928,100

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at March 31, 2002, were as follows:

                                                         NET
                         GROSS          GROSS        UNREALIZED
                      UNREALIZED     UNREALIZED     APPRECIATION/
                     APPRECIATION   DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------
GE Conservative
   Strategy Fund     $       --    $   304,497     $  (304,497)
GE Moderate
   Strategy Fund        199,223      3,548,816      (3,349,593)
GE Aggressive
   Strategy Fund        119,414      1,266,344      (1,146,930)


The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at March 31, 2002.


5.   BENEFICIAL INTEREST
The schedule below shows the number of shareholders each owning 5% or more of a Fund and the total percentage of the Fund held by such shareholders at March 31, 2002.

                          5% OR GREATER SHAREHOLDERS
                          --------------------------
                                             % OF
                           NUMBER          FUND HELD
--------------------------------------------------------------------------------
GE Conservative
  Strategy Fund               2                94%
GE Moderate
  Strategy Fund               3                97%
GE Aggressive
  Strategy Fund               3                90%


Investment activities of these shareholders could have a material impact on these Funds.

INVESTMENT TEAM
--------------------------------------------------------------------------------

  PORTFOLIO MANAGER
  GE LIFESTYLE FUNDS
  Eugene K. Bolton

  PORTFOLIO MANAGERS OF THE
  UNDERLYING FUNDS
  GE INTERNATIONAL EQUITY FUND
  Team led by Ralph R. Layman

  GE SMALL-CAP VALUE EQUITY FUND
  Senior Investment Committee:
  Jack Feiler
  Martin L. Berman
  Steven E. Berman
  Richard Meisenberg
  Dennison Veru -
     Palisade Capital Management, L.L.C.

  GE HIGH YIELD FUND
  Stephen F. Esser
  Gordon Loery
  Deanne L. Loughnane -
    Morgan Stanley Investment Management Inc.

  GE EMERGING MARKETS FUND
  Team led by Ralph R. Layman

  GE U.S. EQUITY FUND
  Team led by Eugene K. Bolton

  GE FIXED INCOME FUND
  Team led by Robert A. MacDougall

  INVESTMENT ADVISER
  AND ADMINISTRATOR
  GE Asset Management Incorporated

  TRUSTEES
  Michael J. Cosgrove
  John R. Costantino
  Alan M. Lewis
  William J. Lucas
  Robert P. Quinn

  SECRETARY
  Matthew J. Simpson

  TREASURER
  Michael J. Tansley

  ASSISTANT TREASURERS
  Michael M. D'Ambrosio
  Robert Herlihy

  DISTRIBUTOR
  GE Investment Distributors, Inc.
  Member NASD and SIPC

  COUNSEL
  Willkie Farr & Gallagher LLP

  CUSTODIAN
  State Street Bank & Trust Company

  INDEPENDENT ACCOUNTANTS
  PricewaterhouseCoopers LLP


  OFFICERS OF THE INVESTMENT ADVISER
  John H. Myers, PRESIDENT
  Eugene K. Bolton, EVP, DOMESTIC EQUITIES
  Michael J. Cosgrove, EVP, MUTUAL FUNDS
  John J. Walker, EVP, CHIEF FINANCIAL OFFICER
  Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
  Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
  Robert A. MacDougall, EVP, FIXED INCOME
  Geoffrey R. Norman, EVP, MARKETING
  Don W. Torey, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

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                                       20

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

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

WWW.GEASSETMANAGEMENT.COM


[GE LOGO OMITTED]

               WE BRING GOOD THINGS TO LIFE.
-----------------

GE-LSS-2 (3/02)